FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of February 26, 2007 (this "Amendment"), by and among Navtech Systems Support Inc., an Ontario corporation (the "Company"), ABRY Mezzanine Partners, L.P., a Delaware limited partnership (“AMP”), and ABRY Investment Partnership, L.P., a Delaware limited partnership (“AIP” and, together with AMP, the “Purchasers”).

The Company and the Purchasers are parties to a Note Purchase Agreement dated as of November 22, 2005 (the “Note Purchase Agreement”), pursuant to which, among other things, the Company issued certain Notes to the Purchasers. Each capitalized term that is used and not otherwise defined in this Amendment has the meaning that the Note Purchase Agreement assigns to that term. Each Purchaser is the holder of the Notes initially issued to it pursuant to the Note Purchase Agreement.

The Company and the Purchasers have agreed to make amendments to certain of the terms of the Note Purchase Agreements and the Notes.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1.  Restatement of Notes. The terms of the Tranche A Note issued to AMP, the Tranche A Note issued to AIP, the Tranche B Note issued to AMP and the Tranche B Note issued to AIP are amended and restated in their entirety as set forth in the attached Exhibits A, B, C and D, respectively. Upon surrender to the Company of the Notes in the forms as in effect prior to such amendment and restatement, the Company will issue to AMP and AIP Notes in the forms of such Exhibits.

2.  Amendment of Maximum Leverage Ratio Provision. Section 4F(ii) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

(ii) Maximum Leverage Ratio. The Company shall not permit the Leverage Ratio for the last day of any Fiscal Quarter to exceed the maximum Leverage Ratio specified below for such Fiscal Quarter:

Fiscal Quarter ending:	Leverage Ratio
January 31, 2006	7.0 to 1.0
April 30, 2006	6.35 to 1.0
July 31, 2006	5.65 to 1.0
October 31, 2006	4.9 to 1.0
January 31, 2007	6.0 to 1.0
April 30, 2007	6.5 to 1.0
July 31, 2007	6.0 to 1.0
October 31, 2007	5.5 to 1.0
January 31, 2008	5.5 to 1.0
April 30, 2008	5.0 to 1.0
July 31, 2008	5.0 to 1.0
October 31, 2008	4.25 to 1.0
January 31, 2009	3.9 to 1.0
April 30, 2009	3.7 to 1.0
July 31, 2009	3.5 to 1.0
October 31, 2009 and thereafter	3.25 to 1.0

provided that, for purposes of this Section 4F(ii) only, and then only for purposes of computing the Leverage Ratio for a Fiscal Quarter ending on or after the second anniversary of the Closing Date and prior to the third anniversary of the Closing Date, there shall be excluded from the Indebtedness of the Company Group on a consolidated basis an amount equal to the lesser of (A) the amount of cash of the Company Group (if such amount is positive) as of the last day of such Fiscal Quarter and (B) the excess (if any) of the total amount of the current assets of the Company Group over the total amount of the current liabilities (excluding deferred revenue and the SAS contingency payment liability to the extent included in current liabilities) of the Company Group on the last day of such Fiscal Quarter, in all cases determined on a consolidated basis in accordance with GAAP.

3.  Amendment of Redemption Provisions.

(a)  Optional Redemption Date. The definition of the term Optional Redemption Date set forth in Section 1 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“Optional Redemption Date” means November 22, 2008.

(b)  Optional Redemption Terms. Section 7B of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

7B. Optional Redemption.

(i) On or after the Closing Date, the Company may redeem the Tranche A Notes at any time in whole, or from time to time in part, in aggregate principal amounts of not less than $500,000 and in increments of $100,000, at a redemption price equal to the Accrued Amount as of the date of such redemption of the Tranche A Notes to be redeemed.

(ii) No Tranche B Note may be redeemed at the election of the Company prior to the Optional Redemption Date. At any time following the Optional Redemption Date, the Company may redeem, in whole and not in part, all Tranche B Notes then outstanding (together with all Tranche A Notes then outstanding, pursuant to Section 7B(i)), at a price for each Tranche B Note equal to the Accrued Amount for such Tranche B Note multiplied by the applicable percentage below for the date of redemption:

Date of Redemption	Percentage of Accrued Amount
After the third, and up to and including the fourth, anniversary of the Closing Date	103%
After the fourth, and up to and including the fifth, anniversary of the Closing Date	101%
Thereafter	100%

(c)  Special Redemption. Clause (a) of the second sentence of Section 7C(i) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

(a) 110% of the Accrued Amount thereof as of the date of such redemption of the Notes to be redeemed, if the Change of Control occurs on or prior to the Optional Redemption Date

4.  Miscellaneous. The Company and the Purchasers agree that this Amendment and the restated notes to be issued as provided in Section 1 of this Amendment constitute Transaction Agreements, including for purposes of Section 10 of the Note Purchase Agreement. As a material inducement to the Purchasers to enter into this Amendment, the Company hereby represents and warrants to the Purchasers as follows: (a) after giving effect to the amendments made pursuant to this Amendment, no Event of Default or Potential Event of Default exists; and (b) each of the representations and warranties of the Company set forth in Section 6D of the Note Purchase Agreement is true and correct as of the date of this Amendment (giving effect to the preceding sentence). ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT AND THE ANNEXES, EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE COMMONWEALTH OF MASSACHUSETTS SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AMENDMENT (AND ALL ANNEXES, SCHEDULES AND EXHIBITS HERETO), EVEN THOUGH UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO WITH RESPECT TO THIS AMENDMENT SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN BOSTON,

MASSACHUSETTS. BY EXECUTING AND DELIVERING THIS AMENDMENT, THE COMPANY AND EACH HOLDER OF NOTES, WARRANTS AND UNDERLYING COMMON STOCK, ACCEPTS THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AMENDMENT. THE COMPANY AND EACH HOLDER OF NOTES, WARRANTS AND UNDERLYING COMMON STOCK HEREBY WAIVE ANY CLAIM THAT MASSACHUSETTS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE.

The Company and the Purchasers have executed and delivered this Amendment as of the date first set forth above.

COMPANY:

NAVTECH SYSTEMS SUPPORT INC.

By: ____________________________________
Name:
Title:

PURCHASERS:

ABRY MEZZANINE PARTNERS, L.P.

By: ABRY MEZZANINE INVESTORS, L.P.,
Its General Partner

By: ABRY MEZZANINE HOLDINGS LLC,
Its General Partner

By: __________________________________
Name:
Title:

ABRY INVESTMENT PARTNERSHIP, L.P.

By: ABRY Investment GP, LLC
Its General Partner

By: __________________________________
Name:
Title:

Exhibit A

Form of Amended and Restated Tranche A Note for AMP

Exhibit B

Form of Amended and Restated Tranche A Note for AIP

Exhibit C

Form of Amended and Restated Tranche B Note for AMP

Exhibit D

Form of Amended and Restated Tranche B Note for AIP